Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the quarterly report of InCapta, Inc. (“Company”) on Form 10-Q/A for the quarter ended June 30, 2016 as filed with the Securities and Exchange Commission (“Report”), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 3, 2016	/s/ John Fleming
John Fleming
President and Chief Executive Officer